Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.6995%



        Excess Protection Level
          3 Month Average  60.81%
          August, 1999  171.30%
          July, 1999   5.97%
          June, 1999   5.16%


        Cash Yield                                  242.71%


        Investor Charge Offs                        63.71%


        Base Rate                                    7.70%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $ 46,158,397,644.87


        Investor Participation Amount               $ 57,000,000.00


        Seller Participation Amount                 $ 3,316,578,126.38